                                                              Exhibit 99.1
================================================================================
Box 1                    DESCRIPTION OF ORIGINAL NOTES
--------------------------------------------------------------------------------
           (1)                               (2)            (3)          (4)
--------------------------------------------------------------------------------

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                                    FORM OF
                             LETTER OF TRANSMITTAL
                             To Tender for Exchange
                   11 1/8% Senior Subordinated Notes due 2006
                                       of
                               Pierce Leahy Corp.
              Pursuant to the Prospectus dated _____________, 1996

================================================================================
 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON               , 1996 (THE "EXPIRATION DATE"), UNLESS THE
 EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL
 MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
================================================================================

                             The Exchange Agent is:

                    United States Trust Company of New York

             By Facsimile:                     By Overnight Courier:
             (212) 420-6152           United States Trust Company of New York
   (For Eligible Institutions Only)           770 Broadway, 13th Floor
                                                 New York, NY 10003
         Confirm by Telephone:         Attention:  Corporate Trust Services
            (800) 548-6565                         Window

                By Hand:                                 By Mail:
United States Trust Company of New York  (insured or registered recommended)
       111 Broadway, Lower Level         United States Trust Company of New York
          New York, NY 10006                           P.O. Box 843
      Attention:  Corporate Trust                  Peter Cooper Station
                                                    New York, NY 10276
                                                Attention:  Corporate Trust


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated ____________, 1996 (the "Prospectus"), of Pierce Leahy Corp., a New York corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 1/8% Senior Subordinated Notes due 2006 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 11 1/8% Senior Subordinated Notes due 2006 (the "Original Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     The undersigned hereby tenders the Original Notes described in the box entitled "Description of Original Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Original Notes and the undersigned represents that it has received from each beneficial owner of Original Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     This Letter of Transmittal is to be used by a holder of Original Notes (i) if certificates representing Original Notes are to be forwarded herewith, (ii) if delivery of Original Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering," or (iii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures."

     The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the boxes entitled "Beneficial Owner(s)--Purchaser Status" and "Beneficial Owner(s)-- Residence."

     Any beneficial owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Original Notes promptly and instruct such registered holder of Original Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such beneficial owner's name or obtain a properly completed assignment from the registered holder of Original Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Original Notes must (i) complete the box entitled "Description of Original Notes," (ii) complete the boxes entitled "Beneficial Owner(s)--Purchaser Status" and "Beneficial Owner(s)--Residence," (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (v) complete the Substitute Form W-9. Each holder of Original Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Original Notes who desire to tender their Original Notes for exchange and (i) whose Original Notes are not immediately available, (ii) who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Original Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

     Holders of Original Notes who wish to tender their Original Notes for exchange must complete columns (1) through (3) in Box 1 below entitled "Description of Original Notes," complete the applicable boxes below Box 1 and sign Box 6 below entitled "Sign Here." If only columns (1) through (3) of Box 1 are completed, such holder of Original Notes will have tendered for exchange all Original Notes listed in column (3) of Box 1. If the holder of Original Notes wishes to tender for exchange less than all of such Original Notes, column (4) of Box 1 must be completed in full. In such case, please refer to Instruction 5.

================================================================================
Box 1                 DESCRIPTION OF ORIGINAL NOTES
--------------------------------------------------------------------------------
           (1)                    (2)                (3)              (4)

                             Original Note        Aggregate         Principal
Name(s) and Address(es) of     Number(s)          Principal          Amount
 Registered Holder(s) of     (Attach signed        Amount         Tendered For
Original Note(s), exactly      Additional       Represented by      Exchange
 as name(s) appear(s) on        List if         Certificate(s)1      (must
      Original Note            necessary)                            be in
     Certificate(s)                                                 integral
(Please fill in, if blank)                                        multiples of
                                                                    $1,000)2
--------------------------------------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

================================================================================

/1/ Unless otherwise indicated in the column "Principal Amount Tendered For Exchange," any tendering Holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labelled "Aggregate Principal Amount Represented by Certificate(s)."

/2/ The minimum permitted tender is $1,000 in principal amount of Original Notes, and all tenders must be integral multiples of $1,000 principal amount of Original Notes.

[_]  CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

     Name of Tendering Institution:
                                         ----------------------------------
     Account Number:
                                         ----------------------------------
     Transaction Code Number:
                                         ----------------------------------

[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name of Registered Holder of Original Note(s):
                                                            --------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------

     Window Ticket Number (if available):
                                                            --------------------

     Name of Institution which Guaranteed Deliver:
                                                            --------------------

     Account Number (if delivered by book-entry transfer):
                                                            --------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
               -------------------------
     Address:
               -------------------------

               -------------------------

================================================================================
Box 2
                        SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 8)

  To be completed ONLY (i) if the Exchange Notes issued in exchange for Original Notes, certificates for Original Notes in a principal amount not exchanged for Exchange Notes, or Original Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.


Issue to:

 Name
     ---------------------------------------------------------------------------
                              (Please Print)

 Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)


--------------------------------------------------------------------------------
                 (Tax Identification or Social Security No.)

  Credit Original Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

--------------------------------------------------------------------------------
                               (Account Number)

 Box 3
                      SPECIAL DELIVERY INSTRUCTIONS
                      (See Instructions 1, 6, 7 and 8)

  To be completed ONLY if the Exchange Notes issued in exchange for Original Notes, certificates for Original notes in a principal amount not exchanged for Exchange Notes, or Original Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.
 Mail or delivered to:

  Name
       -------------------------------------------------------------------------
                           (Please Print)

  Address
         -----------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                        (Include Zip Code)

 -------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

================================================================================


====================================================================================================================================
 Box 4                                  BENEFICIAL OWNER(S) - RESIDENCE
------------------------------------------------------------------------------------------------------------------------------------
 State of Domicile/Principal Place of Business of Each                        Principal Amount of Original Notes
          Beneficial Owner of Original Notes                                Held for Account of Beneficial Owner(s)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


====================================================================================================================================
Box 5                                        BENEFICIAL OWNER(S) - PURCHASER STATUS
------------------------------------------------------------------------------------------------------------------------------------

The beneficial owner of each of the Original Notes described herein is (check the box that applies):
[_]     A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933 (the "Securities Act"))

[_]     An "Institutional Accredited Investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act)

[_]     A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Original Notes outside the United
        States in accordance with Rule 904 under the Securities Act

[_]     Other (describe)
                        ------------------------------------------------------------------------------------------------------------


        ----------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================


                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Pursuant to the offer by Pierce Leahy Corp., a New York corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated _________________, 1996 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 1/8% Senior Subordinated Notes due 2006 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 11 1/8% Senior Subordinated Notes due 2006 (the "Original Notes"), the undersigned hereby tenders to the Company for exchange the Original Notes indicated above.

        By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Original Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Original Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Original Notes with respect to such Original Notes, with full power of substitution to (i) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Original Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that (i) the undersigned is the owner, (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4") equal to or greater than the principal amount of Original Notes tendered hereby, (iii) the tender of such Original Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange), (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes and
(v) that when such Original Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered for exchange hereby.

        The undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Original Notes tendered hereby and any beneficial owner(s) of such Original Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not participating and do not intend to participate in the distribution of the Exchange Notes, (iii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters,
(v) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vi) neither the undersigned nor any beneficial owner is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Original Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Original Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus. Any Original Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in Box 3 above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        The undersigned acknowledges that the Company's acceptance of Original Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Original Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 above entitled "Special Delivery Instructions," please mail any certificates for Original Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s).

        In the event that both Boxes 2 and 3, "Special Issuance Instructions" and "Special Delivery Instructions," are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the holder of Original Note(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Note(s).

        In order to validly tender Original Notes for exchange, holders of Original Notes must complete, execute, and deliver this Letter of Transmittal.

        Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Original Notes is irrevocable.


================================================================================
Box 6                             SIGN HERE

--------------------------------------------------------------------------------
                          (Signature(s) of Owner(s))

Date:                , 1996

  Must be signed by the registered holder(s) of Original Notes exactly as name(s) appear(s) on certificate(s) representing the Original Notes or on a security position listing or by person(s) authorized to become registered Original Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

================================================================================

================================================================================

Principal place of business (if different from address listed above):
                                                                     -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and Telephone No. (   )
                                 -----------------------------------------------
Tax Identification or Social Security Nos.:
                                           -------------------------------------
                      Please complete Substitute Form W-9


GUARANTEE OF SIGNATURE(S)
(Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:
                     -----------------------------------------------------------
Dated:
      --------------------------------------------------------------------------
Name and Title:
               -----------------------------------------------------------------
                                     (Please Print)

Name of Firm:
             -------------------------------------------------------------------

================================================================================

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the Unites States. or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a.  The Securities Transfer Agents Medallion Program (STAMP)

         b.  The New York Stock Exchange Medallion Signature Program (MSP)

         c.  The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Original Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2.  Delivery of this Letter of Transmittal and Original Notes;
Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Original Notes (i) if certificates are to be forwarded herewith or
(ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Original Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Original Notes who elect to tender Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver the Original Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender is made by or through an Eligible Institution; and
(b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Original Notes, the certificate numbers(s) of such Original Notes and the principal amount of Original Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificate(s) representing such Original Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificate(s) for all tendered Original Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL
AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY.

     No alternative, conditional or contingent tenders will be accepted.
All tendering holders of Original Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Original Notes for exchange.

     3. Inadequate Space. If the space provided in the box entitled "Description of Original Notes" above is inadequate, the certificate numbers and principal amounts of the Original Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. Withdrawals. A tender of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Original Notes must (i) specify the name of the person who tendered the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Original Notes), and (iii) be signed by the holder of Original Notes in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees). Any Original Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     5. Partial Tenders. Tenders of Original Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Original Notes, fill in the principal amount of Original Notes which are tendered for exchange in column (4) of the box entitled "Description of Original Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Original Notes, will be sent to the holders of Original Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     6.  Signatures on this Letter of Transmittal, Assignment and Endorsements.

         (a) The signature(s) of the holder of Original Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Original Notes without alternation, enlargement or any change whatsoever.

         (b) If tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

         (d) When this Letter of Transmittal is signed by the holder of the Original Notes listed and transmitted hereby, no endorsements of Original Notes or assignments are required. If, however, Original Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Original Notes, then the Original Notes transmitted hereby must be endorsed or accompanied by a properly executed assignment in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Original Notes appear(s) on the Original Notes. Signatures on such Original Notes or assignments must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or Original Notes or assignments are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of Original Notes listed, the Original Notes must be endorsed or accompanied by a properly executed assignment, in either case signed by such registered holder exactly as the name(s) of the registered holder of Original Notes appear(s) on the certificates. Signatures on such Original Notes or assignments must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Original Notes pursuant to the Exchange Offer. If, however, issuance of Exchange Notes is to be made to, or Original Notes not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Original Notes, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Original Notes tendering Original Notes for exchange prior to the issuance of the Exchange Notes or the return of Original Notes in another name.

     8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued, or if any Original Notes not tendered for exchange are to be issued or sent to someone other than the holder of Original Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not accepted be credited to such account maintained at DTC as such holder of Original Notes may designate.

     9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer--Certain Conditions to the Exchange Offer" in the Prospectus in the case of any Original Notes tendered (except as otherwise provided in the Prospectus).

     11. Mutilated, Lost, Stolen or Destroyed Original Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address listed below for further instructions:

                    United States Trust Company of New York
                           770 Broadway, 13th Floor
                              New York, NY 10003
                                (800) 548-6565

     12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof, if applicable) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of Original Notes whose tendered Original Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Original Notes is awaiting a TIN) and that (A) the holder of Original Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Original Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Original Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Original Notes may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Original Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Original Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The holder of Original Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Notes. If the Original Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                       INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                      OF
        11 1/8% SENIOR SUBORDINATED NOTES DUE 2006 OF PIERCE LEAHY CORP.

     The undersigned hereby acknowledges receipt of the Prospectus dated ______________, 1996 (the "Prospectus") of Pierce Leahy Corp., a New York corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 11 1/8% Senior Subordinated Notes due 2006 (the "Original Notes") held by you for the account of the undersigned.

     The aggregate face amount of the Original Notes held by you for the account of the undersigned is (fill in amount):

     $                   of the Original Notes.

With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [_]   To TENDER the following Original Notes held by you for the account of the undersigned (insert principal amount of Original Notes to be tendered, if any):

     $                   of the Original Notes.

     [_]   NOT to TENDER any Original Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Original Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Original Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state
of (fill in state)                   , (ii) the undersigned is acquiring the
Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of Exchange Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with any resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer--Purposes and Effects of the Exchange Offer"), (v) the undersigned understands that a secondary resale transaction described in clause
(iv) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company,
(vii) if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and (viii) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Original Notes.

The purchaser status of the undersigned is (check the box that applies):

[_]  A "Qualified Institutional Buyer" (as defined in Rule 144A under Securities
     Act)

[_]  An "Institutional Accredited Investor" (as defined in Rule 501(a)(1), (2),
     (3) or (7) under the Securities Act)

[_] A non "U.S." person" (as defined in Regulation S of the Securities Act) that purchased the Original Notes outside the United States in accordance with Rule 904 under the Securities Act

[_]  Other (describe)
                     -----------------------------------------------------------
     ___________________________________________________________________________

================================================================================
Box 7
                               SIGN HERE

Name of Beneficial Owner(s):
                            ----------------------------------------------------
Signature(s):
             -------------------------------------------------------------------

Name(s) (please print):
                       ---------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Principal place of business (if different from address listed above):
                                                                     -----------

Telephone Number(s):
                    ------------------------------------------------------------

Taxpayer Identification or Social Security Number(s):
                                                     ---------------------------

Date:
     ---------------------------------------------------------------------------

================================================================================

=============================================================================================================================
                                                           PAYER'S NAME:
-----------------------------------------------------------------------------------------------------------------------------
                                       Part 1- PLEASE PROVIDE YOUR TIN
SUBSITUTE                              IN THE BOX AT RIGHT AND CERTIFY             -----------------------------
                                       BY SIGNING AND DATING BELOW                        Social Security Number

Form W-9
                                                                                    OR
Department of the Treasury
Internal Revenue Service                                                            -----------------------------
                                                                                       Employer Identification Number
                                    -----------------------------------------------------------------------------------------
Payer's Request for Taxpayer           Part 2--Certification Under Penalties of     Part 3--
Identification Number (TIN)            Perjury, I certify that:


                                       (1) The number shown on this form is my      Awaiting TIN [_]
                                       current taxpayer identification number
                                       (or I am waiting for a number to be issued
                                       to me) and

                                       (2) I am not subject to backup withholding
                                       either because I have not been notified by
                                       the Internal Revenue Service (the "IRS")
                                       that I am subject to backup withholdings
                                       as a result of a failure to report all
                                       interest or dividends, or the IRS has
                                       notified me that I am no longer subject
                                       to backup withholding.
                                    -----------------------------------------------------------------------------------------
                                       Certificate instructions-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding,  do not cross out item (2).

                                       SIGNATURE                                    DATE
                                                -----------------------------------     -------------------------------------
                                       NAME
                                            ---------------------------------------------------------------------------------
                                       ADDRESS
                                               ------------------------------------------------------------------------------
                                       CITY                                     STATE                  ZIP CODE
                                           -----------------------------------       -----------------         --------------
=============================================================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR

          CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTION FORM W-9 FOR ADDITIONAL DETAILS.


               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECK THE BOX IN PART 3 OF SUBSTITUTION FORM W-9

================================================================================
             PAYOR'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK
--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

--------------------------------------------       -----------------------------
               Signature                                        Date

================================================================================

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
                 IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer-Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Give the
                                  Give the                                                                EMPLOYER
                                  SOCIAL SECURITY                                                         IDENTIFICATION
 For this type of account         number of                     For this type of account                  number of:
------------------------------------------------------------------------------------------------------------------------------------
1.   An individual's account      The individual                 9. A valid trust, estate, or pension     The legal entity (Do not
                                                                    trust                                 furnish the identifying
                                                                                                          number of the personal
                                                                                                          representative or trustee
                                                                                                          unless the legal entity
                                                                                                          itself is not designated
                                                                                                          in the account title)/5/

2.   Two or more individuals      The actual owner of the       10. Corporate account                     The corporation
     (joint account)              account or, if combined
                                  funds, any one of the
                                  individuals/1/

3.   Husband and wife (joint      The actual owner of the       11. Association, club, religious,         The organization
     account)                     account or, if joint,             charitable, educational or
                                  funds, either person./1/          other tax-exempt organization
                                                                    account

4.   Custodian account of a       The minor/2/                  12. Partnership account                   The partnership
     minor (Uniform Gift to
     Minors Act)

5.   Adult and minor (joint       The adult or, if the minor    13. A broker or registered nominee        The broker or nominee
     account)                     is the only contributor,
                                  the minor/1/


6.   Account in the name of       The ward, minor, or           14. Account with the Department of        The public entity
     guardian or committee for    incompetent person/3/             Agriculture in the name of a
     a designated ward, minor,                                      public entity (such as a State
     or incompetent person                                          or local government, school
                                                                    district, or prison)that receives
                                                                    agricultural program payments

7.a. The usual revocable         The grantor-trustee/1/
     savings trust account
     (grantor is also trustee)
  b. So-called trust account that
     is not a legal or valid     The actual owner/2/
     trust under State law

8.   Sole proprietorship account  The owner/4/

--------------------------
   1      List first and circle the name of the person whose number you furnish.
   2 Circle the minor's name and furnish the minor's social security number.
   3 Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
   4 You must show your individual name, but you may also enter your business or "doing business as" name. You may use your social security number or employer identification number.
   5 List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.



Payees Exempt from Backup Witholding

Payees specifically exempted from backup witholding on ALL payments include the following:

 .  A corporation.

 .  A financial institution.

 . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).

 .  The United States or any agency or instrumentality thereof.

 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 .  An international organization or any agency, or instrumentality thereof.

 . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 .  A real estate investment trust.

 .  A common trust fund operated by a bank under section 584(a).

 .  An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

 .  An entity registered at all times under the Investment Company Act of 1940.

 .  A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .  Payments to nonresident aliens subject to withholding under section
   1441.

 . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

 . Payments of patronage dividends where the amount received is not paid in money.

 .  Payments made by certain foreign organizations.

 .  Payments made to a nominee.

      Payments of interest not generally subject to backup withholding include the following:

 .  Payments of interest on obligations issued by individuals.

   Note: You may be subject to backup witholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to one payer.

 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 .  Payments described in section 6049(b)(5) to non-resident aliens.

 .  Payments on tax-free covenant bonds under section 1451.

 .  Payments made by certain foreign organizations.

 .  Payments made to a nominee.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

   Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice. - Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. -If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not a willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. -If you fail to include any portion of an includible payment for interests, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an under-payment attributable to that failure.

(3) Civil Penalty for False Information With Respect to Withholding. -If you make a false statement with no reasonable basis which results or no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and or/imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.